UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 23, 2004

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

c)	Exhibits.

Exhibit No.	Description
99.1	Press release of First Place Financial Corp. dated July 23, 2004, announcing the delivery of the merger consideration to former Franklin Bancorp, Inc. shareholders.

Item 9. Regulation FD Disclosure

On July 23, 2004, the Registrant issued a press release announcing the delivery of the merger consideration to former Franklin Bancorp, Inc. shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: July 26, 2004	By:	/s/ Steven R. Lewis
Steven R. Lewis
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of First Place Financial Corp. dated July 23, 2004, announcing the delivery of the merger consideration to former Franklin Bancorp, Inc. shareholders.